UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

April 26, 2013

Date of Report (Date of earliest event reported)

General Growth Properties, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34948	27-2963337
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

110 N. Wacker Drive, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

(312) 960-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 26, 2013, General Growth Properties, Inc., a Delaware corporation, as Borrower (the “Company”), and certain of its subsidiaries, as guarantors, entered into a $1.5 billion Loan Agreement with Royal Bank of Canada (using its RBC Capital Markets brand name) and U.S. Bank National Association, as Joint Lead Arrangers and Bookrunners, U.S. Bank National Association, as Administrative Agent, and other Lenders party thereto.

The Loan Agreement provides for an interest rate of LIBOR plus 250 basis points, subject to increase at Borrower’s election in the event certain financial covenants are not met.

The Loan Agreement has an initial maturity date of April 26, 2016 with two one-year options to extend the maturity date exercisable by the Company if certain conditions set forth in the Loan Agreement are met.

The Loan Agreement is secured by mortgages on 16 properties owned by certain of Borrower’s subsidiaries who are guarantors under the Loan Agreement.

The Loan Agreement includes customary affirmative and negative covenants and customary events of default and permits the Lenders to pursue various remedies, including acceleration of the maturity date of the loans, upon an Event of Default.

The description of the Loan Agreement in this current report is qualified in its entirety by reference to a copy of the Loan Agreement that is filed as Exhibit 99.1 to this current report and incorporated by reference herein.  All capitalized terms used but not defined herein shall have the meaning ascribed to such term in the Loan Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1

Loan Agreement, dated as of April 26, 2013, by and among General Growth Properties, Inc., as Borrower, certain of its subsidiaries, as Property Guarantors, certain Lenders party thereto, Royal Bank of Canada (using its RBC Capital Markets brand name) and U.S. Bank National Association, as Joint Lead Arrangers and Bookrunners, and U.S. Bank National Association, as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL GROWTH PROPERTIES, INC.

	By:	/s/ Stacie L. Herron
Stacie L. Herron, Vice President and Secretary

Date: May 2, 2013

EXHIBIT INDEX

Exhibit No.	Description
99.1

Loan Agreement, dated as of April 26, 2013, by and among General Growth Properties, Inc., as Borrower, certain of its subsidiaries, as Property Guarantors, certain Lenders party thereto, Royal Bank of Canada (using its RBC Capital Markets brand name) and U.S. Bank National Association, as Joint Lead Arrangers and Bookrunners, and U.S. Bank National Association, as Administrative Agent.